SCHEDULE 14C INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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FUQI INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

Commission File Number: 000-52383

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FUQI INTERNATIONAL, INC.

5/F., BLOCK 1, SHI HUA INDUSTRIAL ZONE,
CUI ZHU ROAD NORTH,
SHENZHEN, 518019,
PEOPLE’S REPUBLIC OF CHINA

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT
OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that we, Fuqi International, Inc., a Delaware corporation (“Fuqi,” “the Company,” “we” or “us”), (i) is authorized to effect a reverse stock split of all issued and outstanding shares of our common stock in the range of 1.1:1 to 2.5:1, if at all, as determined in the sole discretion of our Board of Directors (the “Reverse Stock Split”) and (ii) will adopt the Fuqi International, Inc. 2007 Equity Incentive Plan (the “Equity Incentive Plan”).

These corporate actions approved by the majority consent of stockholders will be effective no sooner than twenty days after the mailing of this information statement to stockholders. The corporate action was unanimously approved and recommended by the Board of Directors of Fuqi who obtained the consent of the majority of Fuqi stockholders to the proposals. This approval satisfies the stockholder approval requirement for the proposed actions.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the proposals will not be effected, if at all, until a date at least 20 days after the date this information statement has been mailed to stockholders. This information statement will be mailed to the stockholders of record on August [__], 2007. We anticipate that this information statement will be mailed to stockholders on or about August [__], 2007.

No action is required by you to effectuate these actions. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE REVERSE STOCK SPLIT AND TO ADOPT THE EQUITY INCENTIVE PLAN. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the Board of Directors,

/s/ Yu Kwai Chong
Yu Kwai Chong Chief Executive Officer and Chairman of the Board of Directors

Shenzhen, PRC August [ ], 2007

FUQI INTERNATIONAL, INC.

INFORMATION STATEMENT REGARDING
CORPORATE ACTION TAKEN BY WRITTEN CONSENT OF
OUR BOARD OF DIRECTORS AND HOLDERS OF
A MAJORITY OF OUR COMMON STOCK
IN LIEU OF SPECIAL MEETING

Fuqi International, Inc. (“Fuqi,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors on August 23, 2007 and by the holders of a majority of our outstanding shares of common stock in accordance with the relevant sections of the General Corporation Law of the State of Delaware (“Delaware Code”).

This information statement is being mailed on or about August [__], 2007 to stockholders of record on August [__], 2007. The information statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE REVERSE STOCK AND TO ADOPT THE EQUITY INCENTIVE PLAN, AS DESCRIBED BELOW. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

On August 23, 2007, our Board of Directors unanimously authorized us to:

(i) effect a reverse stock split of all issued and outstanding shares of the Fuqi’s common stock in the range of 1.1:1 to 2.5:1, if at all, as determined in the sole discretion of our Board of Directors (the “Reverse Stock Split”); and

(ii) adopt the Fuqi International, Inc. 2007 Equity Incentive Plan (the “Equity Incentive Plan”).

Our Board of Directors has the discretion to elect, as it determines to be in the best interest of the Company and the stockholders, to effect the Reverse Stock Split at any exchange ratio within the range. The Board may elect not to implement the Reverse Stock Split in its sole discretion. On August 23, 2007, we received the written consent of the holders of a majority of our outstanding common stock authorizing the Reverse Stock Split and the Equity Incentive Plan.

RESULTS OF VOTE

On August 23, 2007, we had 21,692,503 shares of common stock issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder. On August 23, 2007, Yu Kwai Chong, our President, Chief Executive Officer and Chairman of the Board, held 18,886,666 shares of our common stock, or 87.1% of all eligible votes, and Mr. Chong executed a written consent in favor of authorization the Reverse Stock Split and adoption of the Equity Incentive Plan. This consent satisfies the stockholder approval requirement for authorization of the Reverse Stock Split and adoption of the Equity Incentive Plan. In an effort to minimize the Company's expenses, a special meeting of the stockholders is not required and will not be held because the majority stockholder of the Company is in favor of the action. No solicitation of the majority stockholder’s shares was necessary.

RESOLUTION TO AMEND OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE US TO
EFFECT REVERSE STOCK SPLIT OF OUR COMMON STOCK IN A RANGE OF 1.1:1 TO 2.5:1, AS DETERMINED IN THE SOLE DISCRETION OF OUR BOARD OF DIRECTORS

OVERVIEW

The Board of Directors has adopted and the stockholders have approved by written consent an amendment to our Certificate of Incorporation to effect a reverse stock split of all our issued and outstanding shares of common stock in the range of 1.1:1 to 2.5:1, as determined in the sole discretion of our Board of Directors (the “Reverse Stock Split”). To effect the Reverse Split, we would file an amendment to the Certificate of Incorporation with the Secretary of the State of Delaware. Our Board of Directors has the discretion to elect, as it determines to be in the best interest of the Company and the stockholders, to effect the Reverse Stock Split at any exchange ratio within the range. The Board may elect not to implement the Reverse Stock Split in its sole discretion.

Should the Board choose to effect the Reverse Stock Split, the number of issued and outstanding shares of our common stock would be reduced in accordance with the selected exchange ratio for the Reverse Stock Split. The par value and number of authorized shares of the common stock will remain unchanged. The Board of Directors, in its sole discretion, may effect the Reverse Stock Split by filing the amendment to the Certificate of Incorporation with the Delaware Secretary of State, which would occur no sooner than 20 days after the date this information statement has been mailed to stockholders.. A form of the amendment to the Certificate of Incorporation is attached to this Information Statement as Appendix A. No further action on the part of stockholders would be required to authorize or effect the Reverse Stock Split.

THE PURPOSE OF THE REVERSE STOCK SPLIT

The Board believes that stockholder approval of a range of potential exchange ratios (rather than a single exchange ratio) provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split. The Board would effect a Reverse Stock Split only upon the Board’s determination that the Reverse Stock Split would be in the best interests of the stockholders at the time.

If the Board elects to implement the Reverse Stock Split, we believe that it could provide the Company with a capital structure more typical of companies at our stage of development and will provide greater flexibility for the Company, without further stockholder approval, to issue shares of the Company's common stock from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, establishing strategic relationships with corporate partners, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

We anticipate that the Reverse Stock Split may have the effect of increasing, proportionately, the per share trading price our common stock when, and if, we begin trading on the Nasdaq Global Market, for which we have applied. The decrease in the number of shares of common stock outstanding as a consequence of the proposed Reverse Stock Split should increase the per share price of the common stock, which may encourage greater interest in the common stock and possibly promote greater liquidity for the Company's stockholders. However, the increase in the per share price of the common stock as a consequence of the proposed reverse stock split, if any, may be proportionately less than the decrease in the number of shares outstanding, and any increased liquidity due to any increased per share price could be partially or entirely off-set by the reduced number of shares outstanding after the proposed Reverse Stock Split. The Reverse Stock Split could result in a per share price that adequately compensates for the adverse impact of the market factors noted above. In general, there can be no assurance that the favorable effects described above will occur, or that any increase in per share price of the common stock resulting from the Reverse Stock Split will be maintained for any period of time.

POTENTIAL EFFECTS OF THE PROPOSED REVERSE SPLIT

If the Board elects to implement the Reverse Stock Split, its immediate effect will be to reduce the number of shares of the outstanding common stock and to increase the market price of such common stock. However, the effect the Reverse Stock Split upon the market price of the common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the common stock, if and when publicly traded, after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period. The trading price of the common stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

The following table summarizes the effect of the Reverse Stock Split on our authorized and outstanding shares of common stock as well as shares of our common stock reserved for issuance under outstanding obligations.

	Prior to Reverse Stock Split	After Reverse Stock Split
Authorized Shares of Common Stock	100,000,000	100,000,000
Outstanding Shares of Common Stock	21,692,503	8,677,002 to 19,720,457

EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS

After, and if, the Reverse Stock Split is effected, the number of shares of our common stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the Reverse Stock Split by the exchange ratio, and then rounding up to the nearest whole share. We would not pay cash to each stockholder in respect of any fractional interest in a share resulting from the Reverse Stock Split. The Reverse Stock Split would not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares will be rounded up to the nearest whole share.

EFFECT ON OPTIONS, WARRANTS AND OTHER SECURITIES

The Company currently has no outstanding options, warrants or other securities entitling their holders to purchase shares of our common stock. Should any options, warrants or other convertible securities become outstanding before the occurrence of the Reverse Stock Split, proportionate adjustments would be made based on the terms of the particular security. As an example, proportionate adjustments would be made to the exercise price per share and the number of shares issuable upon the exercise of all outstanding options, entitling the holders to purchase shares of our common stock, which would result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the Reverse Stock Split. We intend to grant stock options to certain of our executives upon the closing of our proposed initial public offering. If the Board determines to effect the Reverse Stock Split, we intend to reduce the number of options granted proportionately by the exchange ratio employed in the Reverse Stock Split. See “Director and Executive Compensation” on page 9 of this information statement for more information on the amount of the stock option grants.

We also intend to adopt the Fuqi International, Inc. 2007 Equity Incentive Plan (“Equity Incentive Plan”) no sooner than 20 days after the date this information statement has been mailed to stockholders. When adopted, the Equity Incentive Plan will have 4,000,000 shares reserved for issuance to officers and other selected employees, the non-employee members of the Board of Directors and consultants and other independent advisors in Fuqi's service. If the Board, in its sole discretion, determines to effect the Reverse Stock Split, such effectiveness will occur immediately after the adoption of the Equity Incentive Plan, and as a result, the 4,000,000 shares reserved for issuance under the Equity Incentive Plan will be reduced proportionately by the exchange ratio employed in the Reverse Stock Split. If the Board determines not to effect the Reverse Stock Split, the 4,000,000 shares reserved for issuance under the Equity Incentive Plan will not be reduced. For more information regarding the Equity Incentive Plan, please see “RESOLUTION TO ADOPT THE FUQI INTERNATIONAL, INC. 2007 EQUITY INCENTIVE PLAN,” below.

OTHER EFFECTS ON OUTSTANDING SHARES

The rights and preferences of the outstanding shares of the common stock will remain the same should the Reverse Stock Split occur. Each share of common stock issued pursuant to the Reverse Stock Split would be fully paid and non-assessable.

The Reverse Stock Split would result in some stockholders owning "odd-lots" of less than 100 shares of the common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

AUTHORIZED SHARES OF COMMON STOCK

Should our Board elect to implement the Reverse Split, it would not change the number of authorized shares of our common stock as designated by the Certificate of Incorporation. Therefore, because the number of issued and outstanding shares of common stock will decrease, the number of shares remaining available for issuance under our authorized pool of common stock will increase.

The additional shares of common stock that would become available for issuance as a result of the Reverse Stock Split could be used by our management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the Reverse Stock Split would be prompted by business and financial considerations, stockholders nevertheless should be aware that the Reverse Stock Split could facilitate future efforts by our management to deter or prevent a change in control of the Company. The Board has no plans to use any of the additional shares of common stock that would become available should the Reverse Stock Split occur, if any, for any such purposes.

STOCK CERTIFICATES

As of the effective date of the Reverse Stock Split, each certificate representing shares of our common stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares, underlying options and warrants and other securities would also be automatically adjusted on the effective date, if any such securities are outstanding on the effective date. We would not issue fractional shares on account of the Reverse Stock Split. Holders of pre-split common stock who would otherwise be entitled to a fraction of a share on account of the Reverse Stock Split would be entitled to receive, in lieu of such fractional share, one full share of common stock.

If you hold your shares of common stock in a brokerage account or in "street name," you would not be required to take any further action. If you hold stock certificates, you would not have to exchange your existing stock certificates for new stock certificates reflecting the Reverse Stock Split. However, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to our transfer agent for cancellation, and obtain a new form of certificate. The transfer agent may impose a reasonable fee for a voluntary exchange of certificates. Stockholders should not destroy any stock certificate.

Contact information for our transfer agent is as follows:

Computershare Trust Company, N.A.
350 Indiana Street, Suite 800, Golden, CO 80401
Telephone: (303) 262 0702
Facsimile: (303) 262 0631
Attention: Jennifer Harla

FRACTIONAL SHARES

We would not issue fractional shares in connection with the Reverse Stock Split. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of common stock to stockholders who would otherwise be entitled to receive fractional shares of common stock following the Reverse Split, any fractional shares which result from the Reverse Stock Split would be rounded up to the next whole share.

NO APPRAISAL RIGHTS

Under the Delaware Code, stockholders are not entitled to appraisal rights with respect to the amendment to the Certificate of Incorporation to effect the Reverse Stock Split, and we will not independently provide stockholders with any such right.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the date of this information statement are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of our common stock based on 21,692,503 issued and outstanding shares of common stock, by:

•	Each person known to be the beneficial owner of 5% or more of the outstanding common stock of our company;

•	Each executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Fuqi International, Inc., 5/F., Block 1, Shi Hua Industrial Zone, Cui Zhu Road North, Shenzhen, 518019, People’s Republic of China.

Name and Address of Beneficial Owner	Title	Beneficially Owned	Percent of Class

Directors and Executive Officers
Yu Kwai Chong	President, Chief Executive Officer and Chairman of the Board	18,886,666	87.1%
Lie Xi Zhuang	Chief Operating Officer and Director	—	—
Ching Wan Wong	Chief Financial Officer and Director	—	—
Xi Zhou Zhuo	Marketing Director	—	—
Heung Sang Fong	Executive Vice President, Corporate Development	—	—
Hon. Lily Lee Chen	Director	—	—
Victor A. Hollander	Director	—	—
Eileen B. Brody	Director	—	—
Jeff Haiyong Liu	Director	—	—

Officers and Directors as a group (total of 9 persons)		18,886,666	87.1%

5% or more Stockholders
Bay Peak LLC (1) 169 Bolsa Ave. Mill Valley, California 94941		1,360,000	6.3%

(1)  Phillip Cory Roberts has voting and investment control over the shares held by Bay Peak.

RESOLUTION TO ADOPT THE FUQI INTERNATIONAL, INC. 2007 EQUITY INCENTIVE PLAN

PURPOSE OF THE EQUITY INCENTIVE PLAN

The purpose of an equity incentive plan is to provide additional incentive to our officers, directors, other key employees and significant consultants by encouraging them to invest in shares of our common stock, and thereby acquire a proprietary interest in Fuqi and an increased personal interest in our continued success and progress. The adoption of such a plan will enable the Company to provide additional compensation to its directors, officers and other employees to recognize and reward contributions to our success. Upon effectiveness of the Fuqi International, Inc. 2007 Equity Incentive Plan (the “Equity Incentive Plan”), as proposed and as attached hereto as Appendix B, and which may be administered by the Board of Directors or our Compensation Committee, the Company plans to terminate its 2006 Equity Incentive Plan and the 3,000,000 shares available for issuance under that plan.

PRINCIPAL FEATURES OF THE EQUITY INCENTIVE PLAN

The Equity Incentive Plan has been structured so as to provide us with maximum flexibility in designing equity incentives for our executive officers and other employees, the non-employee members of our Board of Directors and independent consultants in Fuqi's service. There are currently approximately 600 employees, directors and consultants eligible to receive grants of equity incentives pursuant to the Equity Incentive Plan. Our Board of Directors, in conjunction with the Compensation Committee as Plan Administrator, may make grants under the Plan in the form of long-term option grants (through the option grant program) or through immediate stock issuances of vested or unvested shares of our common stock (through the stock issuance program). The Equity Incentive Plan and supporting notice of grant, option agreement and stock purchase agreement documents are attached hereto as Appendix B.

Option Grant Program

Grants under the option grant program may be structured as installment options which become exercisable for vested shares over the optionee's period of service or as immediately exercisable options for unvested shares which will be subject to repurchase by Fuqi, at a price per share equal to the lower of the exercise price paid per share or the fair market value per share upon the optionee's termination of service prior to vesting in those shares. Immediately exercisable options provide the opportunity for an early exercise so that the capital gain holding period for the purchased shares can start before those shares actually vest. All option grants must have an exercise price not less than one hundred percent (100%) of the fair market value of the option shares on the grant date.

The Equity Incentive Plan provides a short-form notice of grant designed to incorporate all of the variable data applicable to each option grant (including grant date, exercise price, number of shares and vesting schedule), to be used with a standard form of option grant agreement, also included in the Equity Incentive Plan documents. Each option is to have a maximum term of ten (10) years, subject to earlier termination in the event the optionee leaves the Company's service. Accordingly, the optionee will have up to a thirty (30)-day period following termination of service (for reasons other than death or disability) in which to exercise the option. This period will be extended to six (6) months if the optionee's service terminates by reason of disability, and in the event of the optionee's death, the personal representative of the optionee's estate (or the person inheriting the option) will have up to a six (6)-month period following the optionee's death in which to exercise the option.

To exercise the option, the optionee must execute a stock purchase agreement and pay the exercise price for the purchased shares. Payment is to be made in cash; however, the Plan Administrator may also permit the optionee to deliver a full-recourse interest-bearing promissory note for the purchased shares payable in one or more installments from individuals other than any executive officer and director of the company, or the exercise price may be paid in shares of our common stock, or through the optionee's participation in a same-day sale program. Under such program, the option shares are sold immediately following the exercise of the option, and a portion of the sale proceeds is applied to the payment of the exercise price and all applicable withholding taxes. The stock purchase agreement will provide Fuqi with the right to repurchase at a price per share equal to the fair market value per share any unvested shares held by the optionee at the time of his or her termination of service with the company or its subsidiaries. The applicable vesting schedule will be set forth in the Notice of Grant applicable to the particular option grant. In the event of a change in control of Fuqi, the Plan Administrator, in its sole and absolute discretion, may take any one or more of the following actions: (i) provide that all outstanding repurchase rights will terminate, (ii) provide that all repurchase rights are assigned to the successor corporation, or (iii) provide that some or all unvested shares will be repurchased. One or more repurchase rights outstanding under the Equity Incentive Plan may be structured so that those rights will subsequently lapse (and the option shares will immediately vest) upon an involuntary termination of the optionee's service within eighteen (18) months following the effective date of a change in control in which the repurchase rights are assigned to the successor corporation or otherwise continued in effect.

In the event of a change in control of Fuqi, the Plan Administrator, in its sole and absolute discretion, may also take any one or more of the following actions: (i) provide for acceleration of vesting of all options, (ii) provide that the options will be assumed by the successor corporation, (iii) provide for the termination of all options, or (iv) provide that the options will be replaced by a cash incentive program. The Plan Administrator will have the discretion to structure one or more option grants under the Equity Incentive Plan so that the shares subject to those options will immediately vest in the event the optionee's service is involuntarily terminated within up to eighteen (18) months following a change in control in which Fuqi's repurchase rights are assigned or continued in effect, and the optionee would then have a one-year period to exercise the accelerated options for fully-vested shares. It is anticipated that this special vesting acceleration provision would be made available only on a limited case-by-case basis. A change in control will be deemed to occur in the event the Company is acquired by a merger or asset sale or in the event the stockholders transfer ownership of more than fifty percent (50%) of the outstanding voting securities.

Stock Issuance Program

The stock issuance program allows eligible persons to purchase shares of common stock at fair market value or at a discount of up to fifteen percent (15%) of fair market value. The shares may be fully vested when issued or may vest over time as the recipient provides services or as specified performance objectives are attained. In addition, shares of common stock may be issued as bonus awards in recognition of services rendered to Fuqi, without any cash outlay required of the recipient.

The Equity Incentive Plan provides a short-form notice of grant designed to incorporate all of the variable data applicable to each restricted stock grant (including grant date, price, number of shares and vesting schedule), to be used with a standard form of stock issuance agreement, which includes the same repurchase rights summarized above for the form of stock purchase agreement under the option grant program.

Administration of Equity Incentive Plan

Under the Equity Incentive Plan, 4,000,000 shares have been reserved for issuance to officers and other selected employees, the non-employee members of the Board of Directors and consultants and other independent advisors in Fuqi's service. The Plan Administrator (our Board of Directors or Compensation Committee) will have discretionary authority to:

(i) select the participants to receive option grants or stock issuances,

(ii) fix the number of shares purchasable by each participant,

(iii) establish the vesting schedule to be in effect for the option grant or the issued shares, and

(iv) determine whether a granted option is to be an incentive stock option or a non-statutory option under the Federal tax laws.

As the Equity Incentive Plan is not yet effective, no grants have been made pursuant to the Equity Incentive Plan to date. Upon the closing of the Company’s proposed initial public offering, however, it intends to grant stock options to certain of its directors and executives. See “Director and Executive Compensation” beginning on page 9 of this information statement for more information on the number of shares to be granted under the proposed stock option grants.

Tax Consequences of the Equity Incentive Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE EQUITY INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE EQUITY INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The Equity Incentive Plan provides for the issuance of incentive stock options and non-statutory options, which may have different tax consequences to the optionee on the basis of his or her particular tax situation.

Incentive Stock Options

Incentive stock options are not subject to tax at the time of grant or at the time of exercise. However, the excess of the fair market value of the purchased shares at time of exercise over the exercise price is includible in income for alternative minimum tax purposes. Upon the sale or other disposition of the incentive option shares, the optionee will recognize income equal to the excess of the sale proceeds or other amount realized over the exercise price. The gain (or loss) will be long-term, provided the disposition occurs more than two (2) years after the grant date and more than one (1) year after the exercise date. Fuqi will not be entitled to a deduction in connection with the exercise of an incentive option unless the acquired shares are sold within two (2) years after the grant date or within one (1) year after the exercise date.

Non-Statutory Options

Non-statutory options are not taxable at the time of grant. Upon exercise, the optionee will recognize ordinary income with respect to any vested shares purchased under the option. Such income will be in an amount equal to the excess of the value of the vested shares on the exercise date over the exercise price paid for those shares. Taxable income will be recognized on the balance of the shares, as the optionee vests in those shares, in an amount equal to the spread between the value of those shares on the vesting date and the exercise price paid for the shares. The optionee may elect under Section 83(b) of the Internal Revenue Code to be taxed at the time the option is exercised for unvested shares subject to Fuqi's repurchase right. The election must be filed with the IRS within thirty (30) days after exercise. If the election is made, the optionee will recognize taxable income equal to the excess of the fair market value of the unvested shares on the exercise date over the exercise price paid for such shares. No additional income will be recognized as those shares subsequently vest. Fuqi will, in general, be entitled to a deduction at the time or times the optionee recognizes income with respect to the shares acquired under his or her non-statutory option. The deduction will be equal to the amount of income so recognized.

Stock Grants

An individual who is issued vested shares of common stock under the stock issuance program will recognize ordinary income in the year of purchase equal to the excess of the fair market value of the shares on the purchase date over the purchase price paid for those shares. Federal and state income and employment taxes will have to be withheld or collected from such individual at the time the shares are issued.

An individual who is issued unvested shares of common stock will not recognize any taxable income at the time the unvested shares are issued but will have to report as ordinary income, for the taxable year in which his or her interest in such shares vests, an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price paid for such shares. Such individual may, however, elect under Section 83(b) of the Internal Revenue Code to be taxed in the year of purchase on the excess (if any) of the fair market value of the unvested shares at the time of purchase over the purchase price paid for those shares, and such individual will thereby avoid the recognition of income as and when the shares subsequently vest. Such election must be filed with the Internal Revenue Service within thirty (30) days after the purchase of the unvested shares. Fuqi will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Transferability of Shares

Shares of common stock acquired upon exercise of an option or as a stock issuance pursuant to the Plan will be deemed to be “restricted securities” as defined in Securities Act Rule 144, until such time as the shares to be issued pursuant to the Plan are registered by us under the Securities Act.

STOCKHOLDER VOTE REQUIRED TO ADOPT EQUITY INCENTIVE PLAN

The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to adopt the Equity Incentive Plan. The Delaware Code provides that any action which may be taken at a meeting of the stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

On August 23, 2007, we had 21,692,503 shares of common stock issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder. On August 23, 2007, Yu Kwai Chong, our President, Chief Executive Officer and Chairman of the Board, held 18,886,666 shares of our common stock, or 87.1% of all eligible votes, and Mr. Chong executed a written consent in favor of the Equity Incentive Plan. This consent satisfies the stockholder approval requirement for the adoption of the Equity Incentive Plan.

EFFECTIVE DATE OF THE EQUITY INCENTIVE PLAN

Under applicable federal securities laws, the Equity Incentive Plan cannot be effective until at least 20 calendar days after this information statement is first mailed to stockholders. The Equity Incentive Plan will become effective approximately 20 calendar days after this information statement is first mailed to our stockholders.

NO APPRAISAL RIGHTS

Under the Delaware Code, stockholders are not entitled to appraisal rights with respect to the adoption of an equity incentive plan, and we will not independently provide stockholders with any such right.

DIRECTOR AND EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Chairman, Chief Executive Officer, and President, Mr. Yu Kwai Chong, determined the compensation for our current executive officers that was earned and paid in fiscal 2006. The compensation consisted solely of each executive officer’s salary. None of our current executive officers received a cash bonus during the fiscal years of 2006, 2005 and 2004. We believe that the current salaries paid to our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer during 2006, 2005, and 2004 is indicative of the fair value of the services provided to us, as measured by the local market in China.

We intend to enter into five-year employment agreements with each of our executive officers, with such agreements to become effective upon the effective date of our proposed public offering, which we anticipate to be completed in 2007. Yu Kwai Chong, our Chief Executive Officer, will receive an annual salary of $200,000 and an automobile allowance of approximately $52,000, and will be issued stock options on an annual basis with ten-year terms to acquire shares having a market value of 2% of our annual profit approximately before tax, not exceeding $200,000 in value as set forth in our annual report on Form 10-K for the relevant period as filed with the SEC. The exercise price of such options shall be equal to 110% of the fair market value of our common stock on the date of the grant.

Ching Wan Wong, our Chief Financial Officer, will receive an annual salary of $160,000 and will be issued, on the effective date of our proposed public offering, stock options with ten-year terms to acquire 600,000 shares of common stock at a per share exercise price equal to 100% of the public offering price of the shares offered by this prospectus. One-third of the stock options will vest upon the effective date of proposed public offering and the remaining two-thirds will vest in two equal annual installments over the 24-month period after the effective date of the offering.

Each of Lie Xi Zhang, our Chief Operating Officer, and Xi Zhou Zhuo, our Marketing Director, will receive an annual salary of $120,000 and will be issued ten-year stock options to acquire shares having a market value of 1% of our annual profit before tax, not exceeding $120,000 in value as set forth in our annual report on Form 10-K as filed with the SEC. The exercise price of such options shall be equal to 100% of the fair market value of our common stock on the date of the grant.

Heung Sang Fong, our Vice President of Corporate Development, will receive an annual salary of $120,000 and will be issued, on the effective date of the proposed offering, ten-year stock options to acquire 600,000 shares of common stock at a per share exercise price equal to 100% of the public offering price of the shares offered by this prospectus. One-third of the stock options will vest upon the effective date of the offering and the remaining two-thirds will vest in two equal annual installments over the 24-month period after the effective date of the offering.

The reason for the substantially higher compensation we will begin paying our executive officers on the effective date of the proposed public offering is based on the increased amount of responsibilities to be assumed by each of these executives after we become a publicly listed company.

Summary Compensation Table

The following table sets forth information concerning the compensation for the three fiscal years ended December 31, 2006, 2005, and 2004 of the principal executive officer, principal financial officer, in addition to, as applicable, our three most highly compensated officers whose annual compensation exceeded $100,000, and up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as our executive officer at the end of the last fiscal year (collectively, the “Named Executive Officers”).

Name and Position	Year	Salary($)		All Other Compensation ($)		Total ($)
Yu Kwai Chong	2006	$7,384	(1)	$31,400	(2)(3)	$38,784
President, CEO and	2005	5,000		31,400	(2)(3)	36,400
Chairman of the Board	2004	4,000		—	(2)	4,000

Ching Wan Wong	2006	56,410	(4)	—		56,410
Chief Financial Officer	2005	8,000		—		8,000
	2004	37,000		—		37,000

Phillip Cory Roberts	2006	—		—		—
Former President of predecessor company(5)	2005	—		—		—
	2004	—		—		—

(1)	On the effective date of our proposed public offering, Mr. Chong’s annual salary will be increased to $200,000.

(2)
Excludes dividends paid to Mr. Chong, as the sole stockholder of Fuqi’s subsidiary, totaling $2,739,726, $5,421,687 and $3,975,904, during the years ended December 31, 2006, 2005, and 2004, respectively.

(3)	We acquired a new company car costing approximately $157,000 for the use of Mr. Chong in 2005. The value of the car is being amortized over 5 years.

(4)	On the effective date of our proposed public offering, Mr. Wong’s annual salary will be increased to $160,000.

(5)
Mr. Roberts was the President of VT Marketing Services, Inc., the predecessor of Fuqi International, Inc., prior to a reverse merger with that company in November 2006 that resulted in our current corporate structure (the “Reverse Merger”). Mr. Roberts resigned from all positions with VT Marketing Services, Inc. upon the close of the Reverse Merger on November 22, 2006.

Director Compensation

For the year ended December 31, 2006, none of the members of our Board of Directors received compensation for his or her service as a director. In June 2007, we adopted a director compensation policy. We currently pay our non-employee directors the following compensation:

•	Base Annual Board Service Fee: Each independent director is paid $5,000 per quarter (or $20,000 annually).

•
In-Person Board Meeting Fee: Each independent director is paid $2,000 for in-person attendance at each in-person board meeting. No fees are paid for telephonic meetings or telephonic attendance at in-person board meetings.

•	Base Annual Committee Service Fee: Each member of the compensation committee receives $2,000 annually and each member of the audit committee receives $2,500 annually for committee service.

•	Expenses: Each director receives expense reimbursement for reasonable travel for in-person board and committee meeting attendance.

Independent directors are eligible to receive, from time to time, grants of options to purchase shares under our 2006 Equity Incentive Plan as determined by the Board of Directors. At the effective date of our proposed public offering, the Board will grant ten-year stock options to purchase 30,000 shares of our common stock, at an exercise price equal to 100% of the price of the shares offered hereby, 15,000 shares to vest on the effective date of the offering and the remaining 15,000 shares to vest in equal quarterly installments over one year from the date of the grant.

Grants of Plan-Based Awards in 2006

There were no option grants in 2006.

Outstanding Equity Awards at 2006 Fiscal Year-End

There were no option exercises or options outstanding in 2006.

Option Exercises and Stock Vested in Fiscal 2006

There were no option exercises or stock vested in 2006.

Compensation Committee

We established our compensation committee in June 2007. The compensation committee consists of Eileen B. Brody, Victor A. Hollander and Jeff Hiayong Liu, each of whom is an independent director. Mr. Liu is the Chairman of the compensation committee. Pursuant to our compensation committee charter, which was adopted by our Board of Directors in June 2007, the compensation committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our Equity Incentive Plan, including the approval of grants under the plan to our employees, consultants and directors. The compensation committee also reviews and determines compensation of our executive officers, including our Chief Executive Officer. After the compensation committee’s appointment in June 2007, its members reviewed the Compensation Discussion and Analysis included in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

We will furnish without charge to any stockholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act. Requests for such documents should be addressed to 5/F., Block 1, Shi Hua Industrial Zone, Cui Zhu Road North, Shenzhen, 518019, People’s Republic of China. Documents filed by us pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

APPENDIX

Appendix A  Certificate of Amendment to the Certificate of Incorporation to Effect Reverse Stock Split

Appendix B  2007 Stock Incentive Plan and Related Form Agreements
B-1 Fuqi International, Inc. 2007 Equity Incentive Plan
B-2 Form of Notice of Grant of Stock Option
B-3 Form of Stock Option Agreement (including Addendum)
B-4 Form of Stock Issuance Agreement (including Addendum)
B-5 Form of Stock Purchase Agreement (including Addendum)

By order of the Board of Directors,

/s/ Yu Kwai Chong
Yu Kwai Chong Chief Executive Officer and Chairman of the Board of Directors

Shenzhen, PRC August [ ], 2007

APPENDIX A

[FORM OF]
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
FUQI INTERNATIONAL, INC.

Fuqi International, Inc. a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY as follows:

FIRST: The Certificate of Incorporation of the Corporation is hereby amended by deleting the Article V of the Certificate of Incorporation in its present form and substituting therefore a new Article V in the following form:

ARTICLE V

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred and Five Million (105,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue One Hundred Million (100,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Five Million (5,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.

Section 2. Common Stock. The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time. The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

Section 3. Preferred Stock. The Board of Directors of the Corporation may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series. The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding.

Section 4. Dividends and Distributions. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

Section 5. Voting Rights. Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

Section 6. Effective upon the filing of this Certificate of Amendment to the Certificate of Incorporation (the “Effective Time”), each _______ issued and outstanding shares of Common Stock shall be converted into one (1) validly issued, fully paid and nonassessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock shall not be affected by the Reverse Stock Split. Each stock certificate that prior to the Effective Time represented shares of Common Stock shall, following the Effective Time, represent the number of shares into which the shares of Common Stock represented by such certificate shall have been converted. No fractional shares or scrip shall be issued by reason of this Amendment, nor shall any fractional shares or scrip be issuable in respect of any options, warrants or other rights of any nature heretofore existing to acquire shares of Common Stock. Any fractions resulting from the Reverse Stock Split computation shall be rounded up to the next whole share. The total authorized stock of the corporation set forth in this Article V sets forth the total authorized stock of the corporation after giving effect to the Reverse Stock Split. No shares of Preferred Stock are currently outstanding.

SECOND: The amendment to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Sections 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officer this ___ day of __________, 2007

By:
Yu Kwai Chong
Chief Executive Officer & President

APPENDIX B-1

FUQI INTERNATIONAL, INC.

2007 EQUITY INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This 2007 Equity Incentive Plan is intended to promote the interests of Fuqi International, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A. The Plan shall be divided into two (2) separate equity programs:

(i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

Appendix B-1-1

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.

IV.	ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(i) Employees,

(ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.	STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Four Million (4,000,000) shares.

Appendix B-1-2

B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, proportionate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, including the number of shares by which the maximum number of shares may be increased annually, and the per individual limitations on the number of shares of Common Stock that may be issued and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

ARTICLE TWO

OPTION GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

(i) The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

Appendix B-1-3

(ii) Until such time as the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, if the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(ii) to the extent the option is exercised for vested Option Shares and unless prohibited by Section 402 of the Sarbanes Oxley Act of 2002, through payment in accordance with a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board out of the sale proceeds available on the settlement date of sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and the Optionee shall concurrently provide irrevocable instructions to the Corporation to deliver the certificates for the purchased shares directly to a brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of thirty (30) days following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

Appendix B-1-4

(ii) Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the Optionee’s designated beneficiary or beneficiaries of that option shall have a six (6)-month period following the date of the Optionee’s death to exercise such option.

(iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

(vi) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all those options shall terminate immediately and cease to remain outstanding.

2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

Appendix B-1-5

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

E. Exercisability and Unvested Shares. Options shall be exercisable at such time or times and subject to such waiting periods, exercise dates, restrictions on exercise and other terms and conditions as shall be determined by the Plan Administrator at or after the time of grant. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. A Participant shall vest separately in each Option granted hereunder in accordance with a schedule determined by the Plan Administrator, in its sole discretion. The Plan Administrator may provide, in its discretion, that any option shall be exercisable only in installments, and the Plan Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Plan Administrator may determine in its sole discretion. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of Optionee’s cessation of Service. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Until such time as the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, the Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to the right of repurchase which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

F. Individual Limit. In any calendar year, no Participant may receive options that relate to more than Two Million (2,000,000) shares. The foregoing limitation will be adjusted proportionately in connection with any change in the Corporation’s capitalization as described in Section V.C. of Article I. If an option is cancelled in the same calendar year in which it was granted (other than in connection with a Change of Control) the cancelled option will be counted against the limit set forth in this subsection F. For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new option. This subsection F applies only with respect to option grants that are made at the end of the transition period prescribed by the regulations under Code Section 162(m).

G. Limited Transferability of Options. An Incentive Stock Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. If permitted by applicable law and if the Agreement so provides, a Non-Statutory Option may be transferred by an Optionee to the Optionee’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto. For purposes of this Plan, unless otherwise determined by the Plan Administrator, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

Appendix B-1-6

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date; provided, however, that if the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

Appendix B-1-7

D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

III.	CHANGE IN CONTROL

A. In the event of a pending or threatened Change of Control, the Plan Administrator may, in its sole and absolute discretion, and to the extent the acceleration of options is not subject to other limitations imposed by the Plan Administrator at the time of the option grant or otherwise in accordance with the terms of the Plan, take any one or more of the following actions:

(i) provide that some or all of the options outstanding under the Plan at the time of a Change in Control shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock; or

(ii) provide that some or all of the outstanding options previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or at the time of the Change of Control without any payment to the holder of the option, provided the Plan Administrator gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding options before such date to the extent then exercisable; or

(iii) provide that some or all of the options will be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction in effect; or

(iv) provide that at or immediately following the consummation of the Change in Control, some or all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction; or

Appendix B-1-8

(v) provide that some or all outstanding options are to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the unvested option shares at the time of the Change in Control and provides for subsequent payout of that spread in accordance with the same vesting schedule applicable to those unvested option shares; or

(vi) provide that before or at the time of the Change of Control some or all outstanding options previously granted under the Plan shall terminate, whether or not then exercisable, in consideration of payment to the holder of the option, with respect to each share of Common Stock for which the option is then exercisable, of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the option over the exercise price of such option; or

(vii) provide that upon the occurrence of a Change in Control, some or all outstanding options previously granted under the Plan shall be subject to the terms of any applicable agreement of merger or reorganization relating to such Change in Control.

B. In the event of a pending or threatened Change of Control, the Plan Administrator may, in its sole and absolute discretion, and to the extent the treatment of outstanding repurchase rights are not subject to other limitations imposed by the Plan Administrator at the time the repurchase right is issued or otherwise in accordance with the terms of the Plan, take any one or more of the following actions:

(i) provide that some or all outstanding repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control; or

(ii) provide that some or all of the shares of Common Stock subject to outstanding repurchase rights shall be exchanged or otherwise converted into the right to receive cash or other adequate consideration (including, without limitation, such consideration as received by other stockholders of the Company in connection with the Change in Control); or

(iii) provide that some or all repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control transaction; or

(iv) provide that some or all unvested shares will be repurchased before or on the Control Change Date pursuant to the Corporation’s right of repurchase; or

Appendix B-1-9

(v) provide that upon the occurrence of a Change in Control, some or all of the shares of Common Stock subject to outstanding repurchase rights shall be subject to the terms of any applicable agreement of merger or reorganization relating to such Change in Control.

C. If applicable, each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

D. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control, whether or not those options are to be assumed in the Change in Control or otherwise continued in effect.

E. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which the option is assumed or otherwise continued in effect and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

F. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

Appendix B-1-10

G. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.	CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A. Purchase Price.

1. The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than one hundred percent (100%) of such Fair Market Value.

2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation, or

(ii) past services rendered to the Corporation (or any Parent or Subsidiary).

B. Vesting Provisions.

1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. Until such time as the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

Appendix B-1-11

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of the shares at the time of Participant’s cessation of service and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares by the applicable clause (i) or (ii) amount.

5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

Appendix B-1-12

II.	CHANGE IN CONTROL

A. In the event of a pending or threatened Change of Control, the Plan Administrator may, in its sole and absolute discretion, and to the extent the treatment of repurchase rights is not subject to other limitations imposed by the Plan Administrator at the time of issuance of the repurchase right or otherwise in accordance with the terms of the Plan, take any one or more of the following actions:

(i) provide that upon the occurrence of a Change in Control, some or all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full; or

(ii) provide that upon the occurrence of a Change in Control, some or all of the shares of Common Stock subject to outstanding repurchase rights under the Stock Issuance Program shall be exchanged or otherwise converted into the right to receive cash or other adequate consideration (including, without limitation, such consideration as received by other stockholders of the Company in connection with the Change in Control; or

(iii) provide that those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction; or

(iv) provide that some or all shares subject to the Corporation’s right of repurchase will be repurchased before or at the time of the Change of Control; or

(v) provide that upon the occurrence of a Change in Control, some or all of the shares of Common Stock subject to outstanding repurchase rights under the Stock Issuance Program shall be subject to the terms of any applicable agreement of merger or reorganization relating to such Change in Control.

B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect.

Appendix B-1-13

III.	SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

MISCELLANEOUS

I.	FINANCING

To the extent permitted by applicable law, the Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse promissory note payable in one or more installments which bears interest at a market rate and is secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.	EFFECTIVE DATE AND TERM OF PLAN

A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

Appendix B-1-14

III.	AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.	WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

VI.	REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

Appendix B-1-15

VII.	NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII.	FINANCIAL REPORTS

If required by applicable law, the Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

IX.	COMPLIANCE WITH SECTION 409A OF THE CODE

The Corporation intends that any option granted under the Plan not be considered to provide for the deferral of compensation under Code Section 409A and that any other stock issuance that does provide for such deferral of compensation shall comply with the requirements of Section 409A of the Code and, accordingly, this Plan shall be so administered and construed. Further, the Corporation may modify the Plan and any option grant or stock issuance to the extent necessary to fulfill this intent. Consistent with the intent of this Section IX, in the event that any provision that is necessary for the Plan to comply with Section 409A is determined by the Plan Administrator, in its sole discretion, to have been omitted, such omitted provision shall be deemed included herein and is hereby incorporated as part of the Plan.

Appendix B-1-16

APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

C. Code shall mean the Internal Revenue Code of 1986, as amended.

D. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan. To the extent that the Plan Administrator determines it is necessary to qualify stock options and/or stock issuances under Section 162(m) of the Code, the Plan will be administered in accordance with the requirements of Section 162(m) of the Code, and, to the extent that the Plan Administrator determines it is desirable to qualify transactions as exempt under Rule 16b-3 of the 1934 Act, transactions will be structured to satisfy the requirements of Rule 16b-3 under the 1934 Act.

E. Common Stock shall mean the Corporation’s common stock.

Appendix B-1-17

F. Corporation shall mean Fuqi International, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Fuqi International, Inc. which shall by appropriate action adopt the Plan.

G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

K. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

Appendix B-1-18

L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

P. Option Grant Program shall mean the option grant program in effect under the Plan.

Q. Optionee shall mean any person to whom an option is granted under the Plan.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Appendix B-1-19

S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T. Plan shall mean the Corporation’s 2007 Equity Incentive Plan, as set forth in this document.

U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

X. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

Y. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Z. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

AA. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

Appendix B-1-20

APPENDIX B-2

FUQI INTERNATIONAL, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Fuqi International, Inc. (the “Corporation”):

Optionee: ________________________________________________________________________

Grant Date: _______________________________________________________________________

Vesting Commencement Date: _________________________________________________________

Exercise Price: $_________________________ per share

Number of Option Shares: _________________ shares of Common Stock

Expiration Date: ____________________________________________________________________

Type of Option:	Incentive Stock Option
Non-Statutory Stock Option

Date Exercisable:

Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the lower of (i) the exercise price paid per share or (ii) Fair Market Value per share at the time of Optionee’s cessation of Service. Optionee shall acquire a vested interest in, and the Corporation’s repurchase right shall accordingly lapse with respect to, (i) ______________ percent (___%) of the Option Shares upon Optionee’s completion of one (__) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in a series of _______ (___) successive equal monthly installments upon Optionee’s completion of each additional month of Service over the ________ (___)-month period measured from the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee’s cessation of Service.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Fuqi International, Inc. 2007 Equity Incentive Plan (the “Plan”). Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit A. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit B.

[Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit C.]

REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: ________________, _______

FUQI INTERNATIONAL, INC.

By:
Title:

, OPTIONEE

Attachments:
Exhibit A - 2007 Equity Incentive Plan
Exhibit B - Stock Option Agreement
[Exhibit C - Stock Purchase Agreement]

APPENDIX B-3

FUQI INTERNATIONAL, INC.

STOCK OPTION AGREEMENT

RECITALS

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall have a term of [__] years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

3. Limited Transferability.

(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee’s death.

(b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to the Optionee’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto. For purposes of this Agreement, unless otherwise determined by the Plan Administrator, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

Appendix B-3-1

4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of thirty (30) days (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b) Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or to whom the option is transferred during Optionee’s lifetime pursuant to a permitted transfer under Paragraph 3 shall have the right to exercise this option. However, if Optionee dies while holding this option and has an effective beneficiary designation in effect for this option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this option following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the six (6)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

Appendix B-3-2

Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares in which Optionee is, at the time of Optionee’s cessation of Service, vested pursuant to the Vesting Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in one or more Option Shares at the time of Optionee’s cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

(e) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

6. Change of Control Assumption.

(a) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(b) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

Appendix B-3-3

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i) Execute and deliver to the Corporation a [Purchase Agreement/Exercise Notice] for the Option Shares for which the option is exercised.

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(D) to the extent the option is exercised for vested Option Shares and unless prohibited by Section 402 of the Sarbanes Oxley Act of 2002, through payment in accordance with a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board out of the sale proceeds available on the settlement date of sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and the Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions to the Corporation to deliver the certificates for the purchased shares directly to a brokerage firm in order to complete the sale.

Appendix B-3-4

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of applicable securities laws.

(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

10. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

11. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Appendix B-3-5

13. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note bearing interest at a market rate and secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

Note: If the Optionee is a consultant, then the promissory note delivered in payment of the Exercise Price must be secured by collateral other than the purchased Option Shares.

14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

16. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than thirty (30) days after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than six (6) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 17(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Change in Control in which this option is not to be assumed or otherwise continued in effect, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

Appendix B-3-6

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

Appendix B-3-7

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean Fuqi International, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Fuqi International, Inc. which shall by appropriate action assume this option.

G. Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

Appendix B-3-A-1

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

J. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

K. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

Appendix B-3-A-2

N. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

O. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.

Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S. Option Shares shall mean the number of shares of Common Stock subject to the option.

T. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. Plan shall mean the Corporation’s 2007 Equity Incentive Plan.

W. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

X. Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit C to the Grant Notice.

Y. Service shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

Appendix B-3-A-3

Z. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

AA. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

BB. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

Appendix B-3-A-4

ADDENDUM
TO
STOCK OPTION AGREEMENT

The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Option Agreement (the “Option Agreement”) by and between Fuqi International, Inc. (the “Corporation”) and ________________________ (“Optionee”) evidencing the stock option (the “Option”) granted on this date to Optionee under the terms of the Corporation’s 2007 Equity Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to them in the Option Agreement.

INVOLUNTARY TERMINATION FOLLOWING
A CHANGE IN CONTROL

A. If the Option is to be assumed by the successor corporation (or the parent thereof) in connection with a Change in Control or is otherwise to be continued in full force and effect pursuant to the terms of the Change in Control transaction, then none of the Option Shares shall vest on an accelerated basis upon the occurrence of that Change in Control, and Optionee shall accordingly continue, over his or her period of Service following the Change in Control, to vest in the Option Shares in one or more installments in accordance with the provisions of the Option Agreement. However, upon an Involuntary Termination of Optionee’s Service within _________ (__) months following such Change in Control, all the Option Shares at the time subject to the Option shall automatically vest in full on an accelerated basis so that the Option shall immediately become exercisable for all the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares. The Option shall remain so exercisable until the earlier of (i) the Expiration Date or (ii) the expiration of the one (1)-year period measured from the date of the Involuntary Termination.

B. For purposes of this Addendum, an Involuntary Termination shall mean the termination of Optionee’s Service by reason of:

(a) Optionee’s involuntary dismissal or discharge by the Corporation for reasons other than for Misconduct, or

(b) Optionee’s voluntary resignation following (A) a change in Optionee’s position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee’s duties and responsibilities or the level of management to which he or she reports, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee’s consent.

Appendix B-3-1

C. The provisions of Paragraph 1 of this Addendum shall govern the period for which the Option is to remain exercisable following the Involuntary Termination of Optionee’s Service within _____ (__) months after the Change in Control and shall supersede any provisions to the contrary in Paragraph 5 of the Option Agreement.

IN WITNESS WHEREOF, Fuqi International, Inc. has caused this Addendum to be executed by its duly authorized officer as of the Effective Date specified below.

FUQI INTERNATIONAL, INC.

By:
Title:

EFFECTIVE DATE: ________________, _______

Appendix B-3-2

APPENDIX B-4

FUQI INTERNATIONAL, INC.

STOCK ISSUANCE AGREEMENT

AGREEMENT made as of this ____ day of ______________________, _____ by and between Fuqi International, Inc., a Delaware corporation, and _____________________, Participant in the Corporation’s 2007 Equity Incentive Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A.            PURCHASE OF SHARES

1. Purchase. Participant hereby purchases ___________________ shares of Common Stock (the “Purchased Shares”) pursuant to the provisions of the Stock Issuance Program at the purchase price of $_____________ per share (the “Purchase Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Participant shall pay the Purchase Price for the Purchased Shares in cash or cash equivalent and shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right, Participant (or any successor in interest) shall have all stockholder rights (including voting, dividend and liquidation rights equal to those of other holders of the Company’s Common Stock) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B.             SECURITIES LAW COMPLIANCE

1. Restricted Securities. To the extent the Purchased Shares are not issued pursuant to an effective registration statement, The Purchased Shares have not been registered under the 1933 Act and are being issued to Participant in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Participant hereby confirms that Participant has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Participant is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

Appendix B-4-1

2. Disposition of Purchased Shares. Participant shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Participant shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(ii) Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a “no action” letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain repurchase rights granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

Appendix B-4-2

C.            TRANSFER RESTRICTIONS

1. Restriction on Transfer. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right, to the same extent such shares would be so subject if retained by Participant.

D.            REPURCHASE RIGHT

1. Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90)-day period following the date Participant ceases for any reason to remain in Service, to repurchase at the Repurchase Price any or all of the Purchased Shares in which Participant is not, at the time of his or her cessation of Service, vested in accordance with the provisions of the Vesting Schedule set forth in Paragraph D.3 or the special vesting acceleration provisions of Paragraph D.5 (such shares to be hereinafter referred to as the “Unvested Shares”).

2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased, the Repurchase Price to be paid per share and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Unvested Shares which are to be repurchased from Owner.

3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Participant vests in accordance with the following Vesting Schedule:

4. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the Repurchase Price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same.

Appendix B-4-3

5. Change in Control.

(a) To the extent the Repurchase Right remains in effect following a Change in Control, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Change in Control, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the Repurchase Price per share payable upon exercise of the Repurchase Right to reflect the effect (if any) of the Change in Control upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Change in Control shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Participant vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

E.             SPECIAL TAX ELECTION

1. Section 83(b) Election. Under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. Participant may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future.

THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. PARTICIPANT UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

2. FILING RESPONSIBILITY. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

Appendix B-4-4

F.             GENERAL PROVISIONS

1. Assignment. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

2. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause.

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

G.             MISCELLANEOUS PROVISIONS

1. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State’s conflict-of-laws rules.

2. Participant Undertaking. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased Shares pursuant to the provisions of this Agreement.

Appendix B-4-5

3. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant’s assigns and the legal representatives, heirs and legatees of Participant’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

FUQI INTERNATIONAL, INC.

By:
Title:
Address:

, PARTICIPANT

Address:

Appendix B-4-6

SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation’s granting Participant the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Participant is not vested at the time of his or her cessation of Service.

PARTICIPANT’S SPOUSE

Address:

Appendix B-4

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED ________________ hereby sell(s), assign(s) and transfer(s) unto Fuqi International, Inc. (the “Corporation”), ______________ (_____) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. _______________ herewith and do(es) hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: ___________

Signature ___________________

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Participant.

Appendix B-4

EXHIBIT II

SECTION 83(b) TAX ELECTION

Appendix B-4

SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:
Address:
Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is ______________ shares of the common stock of Fuqi International, Inc.

(3)	The property was issued on __________________, _____.

(4)	The taxable year in which the election is being made is the calendar year _____.

(5)
The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the lower of the purchase price paid per share, or the fair market value per share if for any reason taxpayer’s service with the issuer terminates. [The issuer’s repurchase right or the fair market value will lapse in a series of annual and monthly installments over a [four (4)-year] period ending on ________________, 20___.]

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_____ per share.

(7)	The amount paid for such property is $ _______ per share.

(8)	A copy of this statement was furnished to Fuqi International, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on _______________, _____.

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Issuance Agreement. This filing should be made by registered or certified mail, return receipt requested. Participant must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

Appendix B-4

EXHIBIT III

2007 EQUITY INCENTIVE PLAN

Appendix B-4

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Issuance Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean Fuqi International, Inc., a California corporation, and any successor corporation to all or substantially all of the assets or voting stock of Fuqi International, Inc. which shall by appropriate action adopt the Plan.

Appendix B-4-A-1

G. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

H. 1933 Act shall mean the Securities Act of 1933, as amended.

I. Owner shall mean Participant and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Participant.

J. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

K. Participant shall mean the person to whom shares are issued under the Stock Issuance Program.

L. Permitted Transfer shall mean (i) a transfer of title to the Purchased Shares effected pursuant to Participant’s will or the laws of inheritance following Participant’s death, (ii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares, or (iii) a transfer by a Participant to the Participant’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the 1933 Act. For purposes of this definition, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the 1933 Act.

Appendix B-4-A-2

M. Plan shall mean the Corporation’s 2007 Equity Incentive Plan attached hereto as Exhibit III.

N. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

O. Purchase Price shall have the meaning assigned to such term in Paragraph A.1.

P. Purchased Shares shall have the meaning assigned to such term in Paragraph A.1.

Q. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.

R. Reorganization shall mean any of the following transactions:

(i) a merger or consolidation in which the Corporation is not the surviving entity,

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

S. Repurchase Price shall mean shall mean the Fair Market Value per share of Common Stock on the date of Participant’s cessation of Service.

T. Repurchase Right shall mean the right granted to the Corporation in accordance with Article D.

Appendix B-4-A-3

U. SEC shall mean the Securities and Exchange Commission.

V. Service shall mean the Participant’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

W. Stock Issuance Program shall mean the Stock Issuance Program under the Plan.

X. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

Y. Vesting Schedule shall mean the vesting schedule specified in Paragraph D.3 pursuant to which Participant is to vest in the Purchased Shares in a series of installments over the Participant’s period of Service.

Z. Unvested Shares shall have the meaning assigned to such term in Paragraph D.1.

Appendix B-4-A-4

ADDENDUM
TO
STOCK ISSUANCE AGREEMENT

The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Issuance Agreement (the “Issuance Agreement”) by and between Fuqi International, Inc. (the “Corporation”) and _________________ (“Participant”) evidencing the shares of Common Stock purchased on this date by Participant under the Corporation’s 2007 Equity Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Issuance Agreement.

INVOLUNTARY TERMINATION FOLLOWING

A CHANGE IN CONTROL

TO THE EXTENT THE REPURCHASE RIGHT IS ASSIGNED TO THE SUCCESSOR CORPORATION (OR PARENT THEREOF) IN CONNECTION WITH A CHANGE IN CONTROL OR IS OTHERWISE TO CONTINUE IN FULL FORCE AND EFFECT PURSUANT TO THE TERMS OF THE CHANGE IN CONTROL TRANSACTION, NO ACCELERATED VESTING OF THE PURCHASED SHARES SHALL OCCUR UPON THAT CHANGE IN CONTROL, AND THE REPURCHASE RIGHT SHALL CONTINUE TO REMAIN IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THE PROVISIONS OF THE ISSUANCE AGREEMENT. PARTICIPANT SHALL, OVER HIS OR HER PERIOD OF SERVICE FOLLOWING SUCH CHANGE IN CONTROL, CONTINUE TO VEST IN THE PURCHASED SHARES IN ONE OR MORE INSTALLMENTS IN ACCORDANCE WITH THE PROVISIONS OF THE ISSUANCE AGREEMENT. HOWEVER, UPON AN INVOLUNTARY TERMINATION OF PARTICIPANT’S SERVICE WITHIN _________ (__) MONTHS FOLLOWING SUCH CHANGE IN CONTROL, THE REPURCHASE RIGHT SHALL TERMINATE AUTOMATICALLY, AND ALL THE PURCHASED SHARES SHALL IMMEDIATELY VEST IN FULL AT THAT TIME. ANY UNVESTED ESCROW ACCOUNT MAINTAINED ON PARTICIPANT’S BEHALF PURSUANT TO PARAGRAPH D.5 OF THE ISSUANCE AGREEMENT SHALL ALSO VEST AT THE TIME OF SUCH INVOLUNTARY TERMINATION AND SHALL BE PAID TO PARTICIPANT PROMPTLY THEREAFTER.
FOR PURPOSES OF THIS ADDENDUM, THE FOLLOWING DEFINITIONS SHALL BE IN EFFECT:

An Involuntary Termination shall mean the termination of Participant’s Service by reason of:

Participant’s involuntary dismissal or discharge by the Corporation for reasons other than for Misconduct, or

Appendix B-4-1

Participant’s voluntary resignation following (1) a change in his or her position with the Corporation (or Parent or Subsidiary employing Participant) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (2) a reduction in Participant’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (3) a relocation of Participant’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Participant’s consent.

Appendix B-4-2

Misconduct shall include the termination of Participant’s Service by reason of Participant’s commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Participant adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Participant or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan and this Addendum, to constitute grounds for termination for Misconduct.

IN WITNESS WHEREOF, Fuqi International, Inc. has caused this Addendum to be executed by its duly-authorized officer as of the Effective Date specified below.

FUQI INTERNATIONAL, INC.
By:

Title:

EFFECTIVE DATE: _______________________, ________

Appendix B-4-3

APPENDIX B-5

FUQI INTERNATIONAL, INC.

STOCK PURCHASE AGREEMENT

AGREEMENT made this _____ day of ___________________, _____ by and between Fuqi International, Inc., a Delaware corporation, and _____________________, Optionee under the Corporation’s 2007 Equity Incentive Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A.	EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases _______ shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on ____________________, _______ (the “Grant Date”) to purchase up to _______________ shares of Common Stock (the “Option Shares”) under the Plan at the exercise price of $___________ per share (the “Exercise Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights equal to those of other holders of the Company’s Common Stock) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B.	SECURITIES LAW COMPLIANCE

1. Restricted Securities. To the extent the Purchased Shares are not issued pursuant to an effective registration statement, the Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legend(s):

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a ‘no action’ letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain repurchase rights granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

Appendix B-5-2

C.	TRANSFER RESTRICTIONS

1. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right to the same extent such shares would be so subject if retained by Optionee.

D.	REPURCHASE RIGHT

1. Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the ninety (90)-day period following the execution date of this Agreement, to repurchase at the Repurchase Price any or all of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions of Paragraph D.6 of this Agreement (such shares to be hereinafter referred to as the “Unvested Shares”).

2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased, the Repurchase Price to be paid per share and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Unvested Shares which are to be repurchased from Owner.

3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule.

4. Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

Appendix B-5-3

5. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the Repurchase Price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same.

6. Change in Control. To the extent the Repurchase Right remains in effect following a Change in Control, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Change in Control, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the Repurchase Price per share payable upon exercise of the Repurchase Right to reflect the effect (if any) of the Change in Control upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Change in Control shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Optionee vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

E.	SPECIAL TAX ELECTION

The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

Appendix B-5-4

F.	GENERAL PROVISIONS

1. Assignment. The Corporation may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

2. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated in the Grant Notice or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

G.	MISCELLANEOUS PROVISIONS

1. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

Appendix B-5-5

2. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

FUQI INTERNATIONAL, INC.

By:
Title:

____________, OPTIONEE

Appendix B-5-6

SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation’s granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at time of his or her cessation of Service.

OPTIONEE’S SPOUSE

Address:

Appendix B-5

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED ___________________ hereby sell(s), assign(s) and transfer(s) unto Fuqi International, Inc. (the “Corporation”), _______________ (_________) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ________________ herewith and do(es) hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: ____________________

Signature

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

Appendix B-5

EXHIBIT II

FEDERAL INCOME TAX CONSEQUENCES AND
SECTION 83(b) TAX ELECTION

I. Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

II. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee’s taxable income for alternative minimum tax purposes.

(iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

Appendix B-5-II-1

(iv) For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term “disqualifying disposition” means any sale or other disposition1  of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit Optionee’s ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

(vi) The Code Section 83(b) election will be effective in limiting the Optionee’s alternative minimum taxable income to the excess of the Fair Market Value of the Purchased Shares at the time the Option is exercised over the Exercise Price paid for those shares.

Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

1 Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax-free exchanges permitted under the Code.

Appendix B-5-II-1

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:
Address:
Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is _____________ shares of the common stock of Fuqi International, Inc.

(3)	The property was issued on ______________, _____.

(4)	The taxable year in which the election is being made is the calendar year _____.

(5)
The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the fair market value per share, if for any reason taxpayer’s service with the issuer terminates. [The issuer’s repurchase right will lapse in a series of annual and monthly installments over a four (4)-year period ending on ___________, 20__.]

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $__________per share.

(7)	The amount paid for such property is $___________ per share.

(8)	A copy of this statement was furnished to Fuqi International, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on _________________, ______.

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1. One purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a “disqualifying disposition” of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election. The foregoing election is to be effective to the full extent permitted under the Code.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

Appendix B-5-2

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Purchase Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean Fuqi International, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Fuqi International, Inc. which shall by appropriate action adopt the Plan.

Appendix B-5-A-1

G. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

H. Grant Date shall have the meaning assigned to such term in Paragraph A.1.

I. Grant Notice shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

J. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

K. 1933 Act shall mean the Securities Act of 1933, as amended.

L. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

M. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

N. Option shall have the meaning assigned to such term in Paragraph A.1.

O. Option Agreement shall mean all agreements and other documents evidencing the Option.

Appendix B-5-A-2

P. Optionee shall mean the person to whom the Option is granted under the Plan.

Q. Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Permitted Transfer shall mean (i) a transfer of title to the Purchased Shares effected pursuant to Participant’s will or the laws of inheritance following Participant’s death (ii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares or (iii) a transfer by a Participant to the Participant’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the 1933 Act. For purposes of this definition, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the 1933 Act.

T. Plan shall mean the Corporation’s 2007 Equity Incentive Plan.

U. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

V. Prior Purchase Agreement shall have the meaning assigned to such term in Paragraph D.4.

W. Purchased Shares shall have the meaning assigned to such term in Paragraph A.1.

X. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.

Appendix B-5-A-3

Y. Reorganization shall mean any of the following transactions:

(i) a merger or consolidation in which the Corporation is not the surviving entity,

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

Z. Repurchase Price shall mean the lower of (i) the Exercise Price or (ii) the Fair Market Value per share of Common Stock on the date of Optionee’s cessation of Service.

AA. Repurchase Right shall mean the right granted to the Corporation in accordance with Article D.

BB. SEC shall mean the Securities and Exchange Commission.

CC. Service shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

DD. Target Shares shall have the meaning assigned to such term in Paragraph E.2.

EE. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

FF. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

GG. Unvested Shares shall have the meaning assigned to such term in Paragraph D.1.

Appendix B-5-A-4

ADDENDUM
TO
STOCK PURCHASE AGREEMENT

The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Purchase Agreement (the “Purchase Agreement”) by and between Fuqi International, Inc. (the “Corporation”) and _____________________________ (“Optionee”) evidencing the shares of Common Stock purchased on this date by Optionee under the Corporation’s 2007 Equity Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Purchase Agreement.

INVOLUNTARY TERMINATION FOLLOWING
A CHANGE IN CONTROL

To the extent the Repurchase Right is assigned to the successor corporation (or parent thereof) in connection with a Change in Control or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, no accelerated vesting of the Purchased Shares shall occur upon that Change in Control, and the Repurchase Right shall continue to remain in full force and effect in accordance with the provisions of the Purchase Agreement. Optionee shall, over his or her period of Service following such Change in Control, continue to vest in the Purchased Shares in one or more installments in accordance with the provisions of the Purchase Agreement. However, upon an Involuntary Termination of Optionee’s Service within __________ (___) months following such Change in Control, the Repurchase Right shall terminate automatically, and all the Purchased Shares shall immediately vest in full at that time. Any unvested escrow account maintained on Optionee’s behalf pursuant to Paragraph D.6 of the Purchase Agreement shall also vest at the time of such Involuntary Termination and shall be paid to Optionee promptly thereafter.

For purposes of this Addendum, the following definitions shall be in effect:

An Involuntary Termination shall mean the termination of Optionee’s Service by reason of:

Optionee’s involuntary dismissal or discharge by the Corporation for reasons other than for Misconduct, or

Optionee’s voluntary resignation following (A) a change in his or her position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee’s consent.

Appendix B-5-1

Misconduct shall mean the termination of Optionee’s Service by reason of Optionee’s commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan and this Addendum, to constitute grounds for termination for Misconduct.

IN WITNESS WHEREOF, Fuqi International, Inc. has caused this Addendum to be executed by its duly authorized officer as of the Effective Date specified below.

FUQI INTERNATIONAL, INC.

By:
Title:

EFFECTIVE DATE: _____________, ______

Appendix B-5-A-2